                                                                  Exhibit 10.19


                          REGISTRATION RIGHTS AGREEMENT


         This Agreement dated as of December 22, 1999, is entered into by and among Semele Group Inc., a Delaware corporation (the "Company"), and the persons listed on Exhibit A hereto (the "Sellers").

         WHEREAS, the Company and the Sellers have entered into a Stock Purchase Agreement (the "Purchase Agreement") and a Put and Call Agreement ("Put and Call Agreement"), each dated the date hereof;

         WHEREAS, the Company and the Sellers desire to provide for certain arrangements with respect to the registration of shares of capital stock of the Company under the Securities Act of 1933, as amended, as set forth herein;

         NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Agreement, the parties hereto agree as follows:

         1. CERTAIN DEFINITIONS. As used in this Agreement, the following terms shall have the following respective meanings:

         "COMMISSION" means the Securities and Exchange Commission, or any other Federal agency at the time administering the Securities Act.

         "COMMON STOCK" means the Common Stock, $.10 par value, of the Company.

         "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, or any similar Federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

         "REGISTRATION STATEMENT" means a registration statement filed by the Company with the Commission for a public offering and sale of securities of the Company (other than a registration statement on Form S-8 or Form S-4, or their successors, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another corporation).

         "REGISTRATION EXPENSES" means the expenses described in Section 5.

         "REGISTRABLE SHARES" means (i) the Shares, (ii) any other shares of Common Stock of the Company issued in respect of the Shares (because of stock splits, stock dividends, reclassifications, recapitalizations or similar events); provided, however, that shares of Common Stock which are Registrable Shares shall cease to be Registrable Shares upon any sale pursuant to a Registration Statement or Rule 144 under the

Securities Act, or any sale in any manner to a person or entity which, by virtue of Section 12 of this Agreement, is not entitled to the rights provided by this Agreement.

         "SECURITIES ACT" means the Securities Act of 1933, as amended, or any similar Federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

         "SHARES" means the 510,000 shares of Common Stock of the Company that may be acquired by the Sellers pursuant to the Put and Call Agreement plus all other shares of Common Stock, if any, that are acquired by them in payment of the Notes referred to in the Purchase Agreement.

         "STOCKHOLDERS" means the Sellers and any persons or entities to whom the rights granted under this Agreement are transferred by the Sellers or their respective successors or assigns pursuant to Section 12 hereof.

     2. REQUIRED REGISTRATIONS.

        (a) At any time after one year from the date hereof, a Stockholder or Stockholders holding in the aggregate at least 50% of the voting power of the Registrable Shares may request, in writing, that the Company effect the registration of the Registrable Shares owned by such Stockholder or Stockholders. If the holders initiating the registration intend to distribute the Registrable Shares by means of an underwriting, they shall so advise the Company in their request. Upon receipt of any such request, the Company shall promptly give written notice of such proposed registration to all Stockholders. Such Stockholders shall have the right, by giving written notice to the Company within 30 days after the Company provides its notice, to elect to have included in such registration such of their Registrable Shares as such Stockholders may request in such notice of election. Thereupon, the Company shall, as expeditiously as possible, use its best efforts to effect the registration of all Registrable Shares which the Company has been requested to so register.

     (b) The Company shall not be required to effect more than one registration in total pursuant to paragraph (a) above.

     (c) If at the time of any request to register Registrable Shares pursuant to this Section 2, the Company is engaged or has fixed plans to engage within 90 days of the time of the request in a registered public offering as to which the Stockholders may include Registrable Shares pursuant to Section 3 or is engaged in any other activity which, in the good faith determination of the Company's Board of

Directors, would be adversely affected by the requested registration to the material detriment of the Company, then the Company may at its option direct that such request be delayed for a period not in excess of six months from the effective date of such offering or the date of commencement of such other material activity, as the case may be.


     (d) In connection with any offering under this Section 2 involving an underwriting, the right of other Stockholders to participate shall be conditioned on such Stockholders participating in such underwriting and execute the underwriting agreement with the underwriter chosen by the Stockholders initiating the offering to underwrite the offering. Further, if in the opinion of the underwriter managing any underwritten offering the registration of all the Registrable Shares sought to be included would materially and adversely affect such public offering, then the Company shall be required to include in the underwriting only that number of Registrable Shares that the managing underwriter believes may be sold without causing such material adverse effect, and any limitation on participation in the offering will be imposed pro rata with respect to all such Registrable Shares.


     3. INCIDENTAL REGISTRATION.

        (a) Whenever the Company proposes to file a Registration Statement (other than pursuant to Section 2) at any time and from time to time, it will, prior to such filing, give written notice to all Stockholders of its intention to do so and, upon the written notice of a Stockholder or Stockholders given within 20 days after the Company provides such notice, the Company shall use its best efforts to cause all Registrable Shares which the Company has been requested by such Stockholder or Stockholders to register to be included in such Registration Statement; provided, that the Company shall have the right to postpone or withdraw any registration effected pursuant to this Section 3(a) without obligation to any Stockholder.

     (b) In connection with any offering under this Section 3 involving an underwriting, the Company shall not be required to include any Registrable Shares in such underwriting unless the holders thereof participate in such underwriting and executing the underwriting agreement with the underwriter chosen by the Company to underwrite the offering. Further, if in the opinion of the managing underwriter the registration of all, or part of, the securities whose holders have a contractual incidental right to include them in the Registration Statement and as to which inclusion has been requested pursuant to such right would materially and adversely affect such public offering, then the Company shall be required to include in the underwriting only that number of Registrable Shares, if any, which the managing underwriter believes may be sold without causing such adverse effect. If the number of Registrable Shares to be included in the underwriting in accordance with the foregoing is less than the total number of shares which the holders of Registrable Shares have requested to be included, then the holders of Registrable Shares who have requested registration shall participate in the underwriting pro rata based upon their total ownership of Registrable Shares. If any holder would thus be entitled to include more shares that such holder requested to be registered, the excess shall be allocated among other requesting holders pro rata based upon their total ownership of Registrable Shares.

     4. REGISTRATION PROCEDURES. If and whenever the Company is required by the provisions of this Agreement to use its best efforts to effect the registration of any of the Registrable Shares under the Securities Act, the Company shall:

     (a) file with the Commission a Registration Statement with respect to such Registrable Shares and use its best efforts to cause that Registration Statement to become and remain effective.

     (b) as expeditiously as possible prepare and file with the Commission any amendments and supplements to the Registration Statement and the prospectus included in the Registration Statement as may be necessary to keep the Registration Statement effective until the earlier of such time as all such Registrable Shares are sold and the date that is 120 days from the effective date.

     (c) as expeditiously as possible furnish to each selling Stockholder such reasonable number of copies of the prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as the selling Stockholder may reasonably request in order to facilitate the public sale or other disposition of the Registrable Shares owned by the selling Stockholder; and


     (d) as expeditiously as possible use its best efforts to register or qualify the Registrable Shares covered by the Registration Statement under the securities or Blue Sky laws of such states as the selling Stockholders shall reasonably request, and do any and all other acts and things that may be necessary or desirable to enable the selling Stockholders to consummate the public sale or other disposition in such states of the Registrable Shares owned by the selling Stockholder; PROVIDED,

HOWEVER, that the Company shall not be required in connection with this paragraph (d) to qualify as a foreign corporation or execute a general consent to service of process in any jurisdiction.

If the Company has delivered preliminary or final prospectuses to the selling Stockholders and after having done so the prospectus is supplemented or amended to comply with the requirements of the Securities Act, the Company will promptly notify the selling Stockholders and, if requested, the selling Stockholders shall immediately cease making offers of Registrable Shares and return all prospectuses to the Company. The Company shall promptly provide the selling Stockholders with revised prospectuses and, following receipt of the revised prospectuses, the selling Stockholders shall be free to resume making offers of the Registrable Shares.


     5. ALLOCATION OF EXPENSES. The Company will pay all Registration Expenses of a registration under Section 2(a) of this Agreement; provided however, that if a registration under Section 2(a) is withdrawn at the request of the Stockholders requesting such registration (other than as a result of material adverse information concerning the business or financial condition of the Company which is made known to the Stockholders after the date on which such registration was requested), and if the requesting Stockholders elect not to have such registration counted as the registration requested under Section 2(a), the requesting Stockholders shall pay the Registration Expenses of such registration pro rata in accordance with the number of their Registrable Shares included in such registration. For purposes of this Section, the term "Registration Expenses" shall mean all expenses incurred by the Company in complying with this Agreement, including, without limitation, all registration and filing fees, exchange listing fees, printing expenses, fees and disbursements of counsel for the Company and the fees and expenses of one counsel selected by the selling Stockholders to represent the selling Stockholders, state Blue Sky fees and expenses and the expense of any special audits incident to or required by any such registration, but excluding underwriting discounts, selling commissions and the fees and expenses of selling Stockholders' own counsel (other than the counsel selected to represent all selling Stockholders).

     6. INDEMNIFICATION.

        (a) In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, the Company will indemnify and hold harmless the seller of such Registrable Shares, each underwriter of such Registrable Shares, and each other person, if any, who controls such seller or underwriter within the meaning of the Securities Act or the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which such seller, underwriter or controlling person may become subject under the Securities Act, the Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement or any amendment or supplement to such Registration Statement, or arise out of or are based upon the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Company will reimburse each such seller, underwriter and controlling person for any legal or any other expenses reasonably incurred by such seller, underwriter or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or omission made in such Registration Statement, preliminary prospectus or prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished to the Company, in writing, by or on behalf of such seller, underwriter or controlling person specifically for use in the preparation thereof.

        (b) In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, each seller of Registrable Shares, severally and not jointly, will indemnify and hold harmless the Company, each of its directors and officers and each underwriter (if any) and each person, if any, who controls the Company or any such underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which the Company, such directors and officers, underwriter or controlling person may become subject under the Securities Act, Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to the Registration Statement, or arise out of or are based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, if the statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of such seller specifically for use in connection with the preparation of such Registration Statement, prospectus, amendment or supplement; provided, however, that the obligations of such Stockholders hereunder shall be limited to an amount equal to the proceeds to each Stockholder of Registrable Shares sold in connection with such registration.

        (c) Each party entitled to indemnification under this Section 6 (the "INDEMNIFIED PARTY") shall give notice to the party required to provide indemnification (the "INDEMNIFYING PARTY") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld); and provided, further, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 6 unless the Indemnifying Party's rights or defenses are materially prejudiced by the failure to provide such notice. The Indemnified Party may participate in such defense at such party's expense; provided, however, that the Indemnifying Party shall pay such expense if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between the Indemnified Party and any other party represented by such counsel in such proceeding. No Indemnifying Party, in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation, and no Indemnified Party shall consent to entry of any judgment or settle such claim or litigation without the prior written consent of the Indemnifying Party.

        (d) In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any holder of Registrable Shares exercising rights under this Agreement, or any controlling person of any such holder, makes a claim for indemnification pursuant to this
Section 6 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 6 provides for indemnification in such case or (ii) contribution under the Securities Act may be required on the part of any such selling Stockholder or any such controlling person in circumstances for which indemnification is provided under this Section 6; then, in each such case, the Company and such Stockholder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportions so that such holder is responsible for the portion represented by the percentage that the public offering price of its Registrable Shares offered by the Registration Statement bears to the public offering price of all securities offered by such Registration Statement, and the Company is responsible for the remaining portion; provided, however, that, in any such case, (A) no such holder will be required to contribute any amount in excess of the proceeds to it of all Registrable Shares sold by it pursuant to such Registration Statement and (B) no person or entity guilty of fraudulent misrepresentation, within the meaning of
Section 11(f) of the Securities Act, shall be entitled to contribution for any person or entity who is not guilty of such fraudulent misrepresentation.

     7. INDEMNIFICATION WITH RESPECT TO UNDERWRITTEN OFFERING. In the event that Registrable Shares are sold pursuant to a Registration Statement in an underwritten offering pursuant to Section 2, the Company agrees to enter into an underwriting agreement containing customary representations and warranties with respect to the business and operations of an issuer of the securities being registered and customary covenants and agreements to be performed by such issuer, including without limitation customary provisions with respect to indemnification by the Company of the underwriters of such offering.

     8. INFORMATION BY HOLDER. Each holder of Registrable Shares included in any registration shall furnish to the Company such information regarding such holder and the distribution proposed by such holder as the Company may request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Agreement.

     9. "STAND-OFF" AGREEMENT; BLACKOUT PERIODS.

        (a) "STAND-OFF" AGREEMENT. Each Stockholder, if requested by the Company and an underwriter of Common Stock or other securities of the Company, shall agree not to sell or otherwise transfer or dispose of any Registrable Shares or other securities of the Company held by such Stockholder for a specified period of time not to exceed 180 days following the effective date of a Registration Statement; provided, that all Stockholders holding not less than the number of shares of Common Stock held by such Stockholder (including shares of Common Stock issuable upon the conversion of convertible securities, or upon the exercise of options, warrants or rights) and all officers and directors of the Company enter into similar agreements. Such agreement shall be in writing in a form satisfactory to the Company and such underwriter. The Company may impose stop-transfer instructions with respect to the Registrable Shares or other securities subject to the foregoing restriction until the end of the stand-off period.

     (b) BLACKOUT PERIODS.


        (i) At any time when a Registration Statement on Form S-3 (or its successor) effected pursuant to this Agreement is effective, upon written notice from the Company to the Stockholders participating in such Registration Statement that the Company determines in the good faith judgment of the Board of Directors of the Company, with the advice of counsel, that such Stockholders' sale of Registrable Shares pursuant to the Registration Statement would require disclosure of non-public material information the disclosure of which would have a material adverse effect on the Company (an "INFORMATION BLACKOUT"), such Stockholders shall suspend sales of Registrable Shares pursuant to such Registration Statement until the earliest of:

            (x) the date upon which such material information is disclosed to the public or ceases to be material;

            (y) 60 days after the Company makes a good faith determination that such material information ceases o be material; and

            (z) such time as the Company notifies such Stockholders that sales pursuant to such Registration Statement may be resumed.

(The number of days from such suspension of sales by such Stockholders until the day when such sales may be resumed under CLAUSE (X), (Y) or (Z) hereof is hereinafter called a "SALES BLACKOUT PERIOD.")

     (ii) Any delivery by the Company of notice of an Information Blackout during the 90 days immediately following effectiveness of any Registration Statement on Form S-3 effected pursuant to this Agreement shall give such Stockholders the right, by written notice to the Company within 20 business days after the end of such Sales Blackout Period, to cancel such registration and obtain one additional registration right (a "BLACKOUT TERMINATION RIGHT") under this Agreement.

     (iii) If there is an Information Blackout and if such Stockholders do not exercise their cancellation right, if any, pursuant to Section 9(b)(ii) hereof, or, if such cancellation right is not available, the time period set forth in
SECTION 11(A) hereof shall be extended for a number of days equal to the number of days in the Sales Blackout Period.

     10. RULE 144 REQUIREMENTS. The Company agrees to:

        (a) Comply with the requirements of Rule 144(c) under the Securities Act with respect to current public information about the Company;

        (b) Use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

        (c) Furnish to any holder of Registrable Shares upon request a written statement by the Company as to its compliance with the requirements of such Rule 144(c) and of the reporting requirements of the Securities Act and the Exchange

Act, a copy of the most recent annual or quarterly report of the Company and such other reports and documents of the Company as such holder may reasonably request to avail itself of any similar rule or regulation of the Commission allowing it to sell any such securities without registration.

     11. TERMINATION OF THIS AGREEMENT. The rights provided to any person under this Agreement shall terminate, and be of no further force or effect, on the earliest to occur of (a) of the fifteenth anniversary of the date of this Agreement; (b) the sale of all or substantially all of the assets or business of the Company by merger, sale of assets, sale of securities or otherwise; and (c) the written agreement of holders of at least 50% of the voting power of the Registrable Shares to terminate this Agreement.

     12. TRANSFERS OF RIGHTS. This Agreement, and the rights and obligations of each Seller hereunder, may be assigned by such Seller to any person or entity to which Registrable Shares are transferred by such Seller, provided, however, that no such transfer may be effected without the written consent of the Company; and each such transferee shall be deemed a "Seller" for purposes of this Agreement. A transferee to whom rights are transferred pursuant to this Section 12 may not again transfer such rights to any other person or entity, other than as provided in this Section.

     13. NOTICES. All notices, requests, consents and other communications under this Agreement shall be in writing and shall become effective when received. Notices shall be deemed to have been duly received if delivered by hand or sent by a reputable overnight delivery service or mailed by first class certified or registered mail, return receipt requested, postage prepaid:

If to the Company, at One Canterbury Green, 201 Broad Street, Stamford, Connecticut 06901, Attention: President (or at such other address or addresses as may have been furnished in writing by the Company to the Sellers in accordance with this Section) with a copy to Nixon Peabody LLP, 101 Federal Street, Boston, Massachusetts 02110, Attention: Joan Barkhorn Hass.

If to a Seller, at his address set forth on Exhibit A (or at such other address or addresses as may have been furnished to the Company in writing by such Seller in accordance with this Section).

     14. ENTIRE AGREEMENT. This Agreement embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.

     15. AMENDMENTS AND WAIVERS. Except as otherwise expressly set forth in this Agreement, any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the holders of at least 50% of the voting power of the Registrable Shares; provided, that this Agreement may be amended with the consent of the holders of less than all Registrable Shares only in a manner which effects all Registrable Shares in the same fashion.

     16. COUNTERPARTS. This Agreement may be executed in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     17. HEADINGS. The headings of the sections, subsections and paragraphs of this Agreement have been added for convenience only and shall not be deemed to be a part of this Agreement.

     18. SEVERABILITY. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision.

     19. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

     IN WITNESS WHEREOF, the undersigned have hereunto set their hands as of the day and year first above written.

                                                COMPANY:

                                                SEMELE GROUP INC.

                                                By: /s/ Gary M. Romano
                                                    ---------------------------
                                                Gary M. Romano, Chief Financial
                                                  Officer


                                                SELLERS:

                                                /s/ Gary D. Engle
                                                    ---------------------------
                                                Gary D. Engle

                                         /s/ James A. Coyne
                                         --------------------------------------
                                         James A. Coyne


                                         /s/ Wayne E. Engle
                                         --------------------------------------
                                         Wayne Ellis Engle, Trustee, Staci
                                         Albury Trust u/i/t dated July 21, 1998


                                         /s/ Wayne E. Engle
                                         --------------------------------------
                                         Wayne Ellis Engle, Trustee, Kristen
                                         Engle Trust u/i/t dated July 21, 1998


                                         /s/ Wayne E. Engle
                                         --------------------------------------
                                         Wayne Ellis Engle, Trustee, Sydney
                                         Peyton Engle Trust u/i/t dated
                                         July 21, 1998


                                         /s/ Wayne E. Engle
                                         --------------------------------------
                                         Wayne Ellis Engle, Trustee, Zoe P.
                                         Engle Trust u/i/t dated July 21, 1998

                                    EXHIBIT A


               SELLER

Gary D. Engle
Semele Group Inc.
One Canterbury Green (8th Floor)
Stamford, CT  06901

James A. Coyne
Semele Group Inc.
One Canterbury Green (8th Floor)
Stamford, CT  06901

Wayne Ellis Engle, Trustee, Staci Albury Trust u/i/t dated
July 21, 1998
88 Broad Street
Boston, MA  02110

Wayne Ellis Engle, Trustee, Kristen Engle Trust u/i/t dated
July 21, 1998
88 Broad Street
Boston, MA  02110

Wayne Ellis Engle, Trustee, Sydney Peyton Engle Trust u/i/t
dated July 21, 1998
88 Broad Street
Boston, MA  02110

Wayne Ellis Engle, Trustee, Zoe P. Engle Trust u/i/t dated
July 21, 1998
88 Broad Street
Boston, MA  02110